Morgan Stanley Dean Witter California                    Two World Trade Center,
Insured Municipal Income Trust                          New York, New York 10048
Letter to the Shareholders April 30, 2000

DEAR SHAREHOLDER:

The U.S. economy continued its unprecedented expansion into the new year. Strong growth pushed the unemployment rate to a 30-year low. Rising commodity prices heightened concern about inflation. The price of oil moved above $30 per barrel prior to ending April at $25 per barrel. Between June 1999 and March 2000, the Federal Reserve Board raised the federal funds rate in five, 25 basis-point moves to reach 6.00 percent. The Fed subsequently demonstrated its resistance to inflation by raising the federal funds rate another 50 basis points to 6.50 percent in May. Economic growth and a less accommodative monetary policy caused long-term interest rates to increase throughout 1999. In February, the U.S. Treasury announced plans to retire debt with the federal budget surplus. This precipitated a 50-75 basis-point rally in longer Treasury maturities.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index began 1999 near a record low yield of
5.05 percent but increased to 5.97 percent by calendar year-end. This index reached a high of 6.18 percent in January 2000 before ending April at 5.93 percent. Because bond prices move inversely to changes in interest rates, higher yields caused bond prices to decline significantly last year and improve modestly in the first four months of 2000.

The ratio of municipal yields as a percentage of Treasury yields has been used historically as a measure of relative value. Over the past five years the ratio has ranged between an average high of 93 percent and an average low of 85 percent. The increase in the ratio from 92 percent at the end of 1999 to 99 percent at the end of April 2000 was primarily the result of the magnitude of the rally in long Treasuries. A rising yield ratio indicates weaker relative performance by municipals.

Higher interest rates reduced municipal market underwriting in 1999. New-issue volume declined 20 percent last year. Refunding activity, the most interest-rate-sensitive component of supply, was down more than 50 percent. In the first four months of this year, volume was 30 percent lower than in the same period last year.

Morgan Stanley Dean Witter California Insured Municipal Income Trust Letter to the Shareholders April 30, 2000, continued

                         30-YEAR BOND YIELDS 1994-2000

           AAA                                       AAA
  Date     Ins     Tsy  % Relationship      Date     Ins    Tsy   % Relationship

12/31/93   5.40%  6.34%     85.17%        03/31/97   5.90   7.10       83.10%
01/31/94   5.40   6.24      86.54%        04/30/97   5.75   6.94       82.85%
02/28/94   5.80   6.66      87.09%        05/30/97   5.65   6.91       81.77%
03/31/94   6.40   7.09      90.27%        06/30/97   5.60   6.78       82.60%
04/29/94   6.35   7.32      86.75%        07/30/97   5.30   6.30       84.13%
05/31/94   6.25   7.43      84.12%        08/31/97   5.50   6.61       83.21%
06/30/94   6.50   7.61      85.41%        09/30/97   5.40   6.40       84.38%
07/29/94   6.25   7.39      84.57%        10/31/97   5.35   6.15       86.99%
08/31/94   6.30   7.45      84.56%        11/30/97   5.30   6.05       87.60%
09/30/94   6.55   7.81      83.87%        12/31/97   5.15   5.92       86.99%
10/31/94   6.75   7.96      84.80%        01/31/98   5.15   5.80       88.79%
11/30/94   7.00   8.00      87.50%        02/28/98   5.20   5.92       87.84%
12/30/94   6.75   7.88      85.66%        03/31/98   5.25   5.93       88.53%
01/31/95   6.40   7.70      83.12%        04/30/98   5.35   5.95       89.92%
02/28/95   6.15   7.44      82.66%        05/29/98   5.20   5.80       89.66%
03/31/95   6.15   7.43      82.77%        06/30/98   5.20   5.65       92.04%
04/28/95   6.20   7.34      84.47%        07/31/98   5.18   5.71       90.72%
05/31/95   5.80   6.66      87.09%        08/31/98   5.03   5.27       95.45%
06/30/95   6.10   6.62      92.15%        09/30/98   4.95   5.00       99.00%
07/31/95   6.10   6.86      88.92%        10/31/98   5.05   5.16       97.87%
08/31/95   6.00   6.66      90.09%        11/30/98   5.00   5.06       98.81%
09/29/95   5.95   6.48      91.82%        12/31/98   5.05   5.10       99.02%
10/31/95   5.75   6.33      90.84%        01/31/99   5.00   5.09       98.23%
11/30/95   5.50   6.14      89.58%        02/28/99   5.10   5.58       91.40%
12/29/95   5.35   5.94      90.07%        03/31/99   5.15   5.63       91.47%
01/31/96   5.40   6.03      89.55%        04/30/99   5.20   5.66       91.87%
02/29/96   5.60   6.46      86.69%        05/31/99   5.30   5.83       90.91%
03/29/96   5.85   6.66      87.84%        06/30/99   5.47   5.96       91.78%
04/30/96   5.95   6.89      86.36%        07/31/99   5.55   6.10       90.98%
05/31/96   6.05   6.99      86.55%        08/31/99   5.75   6.06       94.88%
06/28/96   5.90   6.89      85.63%        09/30/99   5.85   6.05       96.69%
07/31/96   5.85   6.97      83.93%        10/31/99   6.03   6.16       97.89%
08/30/96   5.90   7.11      82.98%        11/30/99   6.00   6.29       95.39%
09/30/96   5.70   6.93      82.25%        12/31/99   5.97   6.48       92.13%
10/31/96   5.65   6.64      85.09%        01/31/00   6.18   6.49       95.22%
11/29/96   5.50   6.35      86.61%        02/29/00   6.04   6.14       98.37%
12/31/96   5.60   6.63      84.46%        03/31/00   5.82   5.83       99.83%
01/31/97   5.70   6.79      83.95%        04/30/00   5.91   5.96       99.16%
02/28/97   5.65   6.80      83.09%

Source: Municipal Market Data -- A Division of Thomson Financial Municipal
        Group and Bloomberg L.P.


PERFORMANCE

During the six-month period ended April 30, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter California Insured Municipal Income Trust (IIC) increased from $13.51 to $13.67 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.39 per share, the Trust's total NAV return was 4.30 percent. IIC's value on the New York Stock Exchange (NYSE) increased from $12.50 to $12.5625 per share during this period. Based on this change plus reinvestment of tax-free dividends, IIC's total market return was
3.67 percent. On April 30, 2000, IIC's share price was at a 8.10 percent discount to its NAV.

Monthly dividends for the second quarter of 2000, declared in March, were unchanged at $0.065 per share. The Trust's level of undistributed net investment income was $0.103 per share on April 30, 2000, versus $0.116 per share six months earlier.

Morgan Stanley Dean Witter California Insured Municipal Income Trust Letter to the Shareholders April 30, 2000, continued

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 10 long-term sectors and 39 credits. At the end of April, the portfolio's average maturity was 18 years. Average duration, a measure of sensitivity to interest rate changes, was 8.8 years. Issues in the refunded bond category comprised 9 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. Current information on the portfolio's credit enhancements and sector distribution is provided in the accompanying charts and tables. Optional call provisions, by year, with their respective cost (book) yields are also shown.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the six-month period, ARPS leverage contributed approximately $0.03 per share to common share earnings. Weekly ARPS yields ranged between 2.50 and 5.30 percent. In comparison, the yield on 1-year municipal notes increased from 3.77 percent at the end of October 1999 to 4.23 percent at the end of April. The Trust's four ARPS series totaling $65 million represented 28 percent of net assets.

LOOKING AHEAD

The Federal Reserve Board has expressed concern about consumer wealth and rising prices. We anticipate that the central bank will continue to increase short-term interest rates in an effort to slow the economy. We believe municipal bonds continue to offer tax-conscious investors good long-term value.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a

Morgan Stanley Dean Witter California Insured Municipal Income Trust Letter to the Shareholders April 30, 2000, continued

price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the six-month period ended April 30, 2000, the Trust purchased and retired 242,100 shares of common stock at a weighted average market discount of 9.07 percent. The anti-dilutive effect of acquiring treasury shares is reported in the table of Financial Highlights on page 17.

We appreciate your ongoing support of Morgan Stanley Dean Witter California Insured Municipal Income Trust and look forward to continuing to serve your investment needs.


Very truly yours,


/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin
------------------------------------        ------------------------------------
    CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
    Chairman of the Board                       President

Morgan Stanley Dean Witter California Insured Municipal Income Trust Letter to the Shareholders April 30, 2000, continued


LARGEST SECTORS AS OF APRIL 30, 2000
(% OF NET ASSETS)


WATER AND SEWER           21%
PUBLIC FACILITIES         17%
TAX ALLOCATION            15%
TRANSPORTATION            12%
GENERAL OBLIGATION        9%
REFUNDED                  9%
ELECTRIC                  8%


PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT ENHANCEMENTS AS OF APRIL 30, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)


AMBAC          24%
FGIC           20%
FSA            4%
MBIA           52%


PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Dean Witter California Insured Municipal Income Trust Letter to the Shareholders April 30, 2000, continued


                      CALL AND COST (BOOK) YIELD STRUCTURE
                                 APRIL 30, 2000


                                                        WEIGHTED AVERAGE
                                                        CALL PROTECTION: 5 YEARS
                               PERCENT CALLABLE*



 0%      0%      18%     59%    1%     1%     1%     2%      5%      2%     11%
----    ----    ----    ----   ----   ----   ----   ----    ----    ----   ----
2000    2001    2002    2003   2004   2005   2006   2007    2008    2009   2010+




                                                                WEIGHTED AVERAGE
                                                                BOOK YIELD: 5.6%

                              COST (BOOK) YIELD**



                5.7%    5.7%   5.7%   5.9%   6.1%   5.5%    5.3%    5.2%   5.4%
----    ----    ----    ----   ----   ----   ----   ----    ----    ----   ----
2000    2001    2002    2003   2004   2005   2006   2007    2008    2009   2010+

*    % BASED ON LONG-TERM PORTFOLIO.
** COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST EARNED A BOOK YIELD OF 5.7% ON 18% OF THE BONDS IN THE LONG-TERM PORTFOLIO THAT ARE CALLABLE IN 2002.
     PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Dean Witter California Insured Municipal Income Trust Portfolio of Investments April 30, 2000 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                                     COUPON    MATURITY
 THOUSANDS                                                                                      RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.6%)
            General Obligation (9.5%)
            California,
 $   9,000   Various Purpose Dtd 04/01/93 (FSA) .............................................   5.50%    04/01/19    $  8,792,820
     4,000   Veterans Ser BD, BE & BF (AMT) (AMBAC) .........................................   6.375    02/01/27       4,001,320
     2,000   Refg Dtd 10/01/98 (MBIA) .......................................................   4.50     10/01/28       1,586,900
            Industry,
     3,000   Refg Issue of 1993 (MBIA) ......................................................   5.50     07/01/13       3,047,970
     4,900   Refg Issue of 1993 (MBIA) ......................................................   5.50     07/01/16       4,889,171
 ---------                                                                                                           ------------
    22,900                                                                                                             22,318,181
 ---------                                                                                                           ------------
            Educational Facilities Revenue (0.4%)
     1,000  California Educational Facilities Authority, Santa Clara University Ser 1999
 =========
            (AMBAC) .........................................................................   5.25     09/01/18         957,910
            Electric Revenue (8.0%)                                                                                  ------------
     8,000  M-S-R Public Power Agency, San Juan Refg Ser F (AMBAC) ..........................   6.00     07/01/20       8,098,320
            Sacramento Municipal Utility District,
     2,000   Refg 1993 Ser D (FGIC) .........................................................   5.25     11/15/12       1,996,300
     8,000   Refg 1993 Ser D (MBIA) .........................................................   5.625    11/15/15       7,865,600
     1,080  Puerto Rico Electric Power Authority, Power Ser GG (FSA) ........................   4.75     07/01/21         927,364
 ---------                                                                                                           ------------
    19,080                                                                                                             18,887,584
 ---------                                                                                                           ------------
            Hospital Revenue (5.0%)
     4,150  Bakersfield, Adventist Health West Ser 1993 (MBIA) ..............................   5.50     03/01/19       4,008,070
            California Health Facilities Financing Authority,
     3,000   Cedars-Sinai Medical Center Ser 1997 A (MBIA) ..................................   5.25     08/01/27       2,686,290
     3,000   Children's Hospital - San Diego Ser 1993 (MBIA) ................................   5.75     07/01/23       2,935,860
     2,000  Marysville, Fremont - Rideout Group Health Refg Ser 1993-A (AMBAC) ..............   5.55     01/01/13       2,011,420
 ---------                                                                                                           ------------
    12,150                                                                                                             11,641,640
 ---------                                                                                                           ------------
            Mortgage Revenue - Single Family (1.3%)
     3,000  California Housing Financing Agency, Home 1996 Ser E (AMT) (MBIA) ...............   6.05     08/01/15       3,005,190
 ---------                                                                                                           ------------
            Public Facilities Revenue (17.2%)
    10,000  Alameda County, Santa Rita Jail 1993 Refg COPs (MBIA) ...........................   5.70     12/01/14      10,145,500
    14,000  Beverly Hills Public Financing Authority, 1993 Refg Ser A (MBIA) ................   5.65     06/01/15      13,971,020
     9,000  California Public Works Board, Corrections Refg 1993 Ser B (MBIA) ...............   5.50     12/01/12       9,111,690
     3,000  Irvine Unified School District - Community Facilities District #86-1, Special
            Tax Ser 1998 (AMBAC) ............................................................   5.00     11/01/19       2,705,610
     5,000  Modesto, Community Center Refg 1993 Ser A COPs (AMBAC) ..........................   5.00     11/01/23       4,466,650
 ---------                                                                                                           ------------
    41,000                                                                                                             40,400,470
 ---------                                                                                                           ------------
            Tax Allocation Revenue (14.5%)
     7,000  Long Beach Financing Authority, Ser 1992 (AMBAC) ................................   5.50     11/01/22       6,729,380
     5,000  Orange Redevelopment Agency, Southwest Refg Issue of 1993 A (AMBAC)                 5.70     10/01/23       4,923,550
     6,000  Port Hueneme Redevelopment Agency, Central Community 1993 Refg
            (AMBAC) .........................................................................   5.50     05/01/23       5,758,200
     5,000  Poway Redevelopment Agency, Paguay Sub Refg Ser 1993 (FGIC) .....................   5.50     12/15/23       4,795,550

                       See Notes to Financial Statements

Morgan Stanley Dean Witter California Insured Municipal Income Trust Portfolio of Investments April 30, 2000 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                                     COUPON      MATURITY
 THOUSANDS                                                                                      RATE         DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------------
 $   3,000  Riverside Redevelopment Agency, Merged Refg 1993 Ser A (MBIA) ..............       5.625%       08/01/23   $  2,925,660
     5,000  Santa Clara Redevelopment Agency, Bayshore North 1992 Refg (AMBAC) .........       5.75         07/01/14      5,066,050
     4,000  Simi Valley Public Financing Authority, 1993 Refg (MBIA) ...................       5.50         09/01/15      4,001,200
 ---------                                                                                                             ------------
    35,000                                                                                                               34,199,590
 ---------                                                                                                             ------------
            Transportation Facilities Revenue (11.9%)
     2,000  Alameda Corridor Transportation Authority, Sr Lien Ser 1999 A (MBIA) .......       5.25         10/01/21      1,854,420
     2,000  Foothill/Eastern Transportation Corridor Agency, Toll Road Ser 1999
            (MBIA) .....................................................................       5.125        01/15/19      1,838,340
            Los Angeles County Metropolitan Transportation Authority,
     6,000   Sales Tax Refg Ser 1993-A (MBIA) ..........................................       5.625        07/01/18      5,982,539
     2,000   Sales Tax Refg Ser 1999 C (AMBAC) .........................................       5.00         07/01/26      1,749,320
     3,000  Port of Oakland, 2000 Ser K (AMT) (FGIC) ...................................       5.875        11/01/17      3,053,340
     4,230  San Francisco Airports Commission, San Francisco Int'l Airport
            Second Ser Refg Issue 2 (MBIA) .............................................       6.75         05/01/20      4,507,277
            San Francisco Bay Area Rapid Transit District,
     1,255   Sales Tax Ser 1995 (FGIC) .................................................       5.50         07/01/20      1,219,170
     1,800   Sales Tax Ser 1998 (AMBAC) ................................................       4.75         07/01/23      1,514,196
     5,000   Sales Tax Ser 1998 (AMBAC) ................................................       5.00         07/01/28      4,345,100
     2,000  San Joaquin Hills Transportation Corridor Agency, Toll Road Refg
            Ser 1997 A (MBIA) ..........................................................       5.25         01/15/30      1,805,720
 ---------                                                                                                             ------------
    29,285                                                                                                               27,869,422
 ---------                                                                                                             ------------
            Water & Sewer Revenue (20.5%)
    10,000  California Department of Water Resources, Central Valley Ser L
            (Secondary MBIA) ...........................................................       5.75         12/01/19     10,019,300
     2,000  East Bay Municipal Utility District, California, Water Ser 1998 (MBIA) .....       4.75         06/01/34      1,625,740
     7,000  Eastern Municipal Water District, Ser 1993-A COPs (FGIC) ...................       5.25         07/01/23      6,403,880
    10,000  Los Angeles, Wastewater Refg Ser 1993-A (MBIA) .............................       5.80         06/01/21     10,003,700
     3,000  Oceanside, Water 1993 Refg COPs (AMBAC) ....................................       5.70         08/01/14      3,041,250
     3,500  Redding Joint Powers Financing Authority, Wastewater Refg 1992 Ser A
            (FGIC) .....................................................................       6.00         12/01/11      3,638,915
     5,000  Santa Maria, Local Water & Refg Ser 1993 COPs (FGIC) .......................       5.50         08/01/21      4,829,450
     9,000  South County Regional Wastewater Authority, Morgan Hill Ser 1992 B
            (FGIC) .....................................................................       5.50         08/01/22      8,653,140
 ---------                                                                                                             ------------
    49,500                                                                                                               48,215,375
 ---------                                                                                                             ------------
            Refunded (9.3%)
    12,000  Southern California Public Power Authority, Power 1993 Sub Refg Ser A
            (FGIC) (ETM) ...............................................................       5.45         07/01/17     11,711,520
    10,000  Puerto Rico Telephone Authority, Refg Ser M (MBIA) .........................       5.45         01/01/03+    10,274,700
 ---------                                                                                                             ------------
    22,000                                                                                                               21,986,220
 ---------                                                                                                             ------------
   234,915  TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS
 =========
            (Identified Cost $231,287,918) ...........................................                                   229,481,582
                                                                                                                        ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter California Insured Municipal Income Trust Portfolio of Investments April 30, 2000 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                                 COUPON      MATURITY
 THOUSANDS                                                                                  RATE         DATE          VALUE
-----------                                                                             ------------ ------------ --------------
            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS (0.7%)
 $    800   California Pollution Control Financing Authority, Pacific Gas & Electric Co
            Ser 1996 F (Demand 05/01/00) .............................................. 5.75*%         11/01/26    $    800,000
      800   Newport Beach, Hoag Memorial Hospital/Presbytarian Ser 1992
            (Demand 05/01/00) ......................................................... 6.00*          10/01/22         800,000
 --------                                                                                                          ------------
    1,600   TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS
 ========
            (Identified Cost $1,600,000) ......................................................................       1,600,000
                                                                                                                   ------------
 $236,515   TOTAL INVESTMENTS (Identified Cost $232,887,918) (a) .................................         98.3%    231,081,582
 ========
            OTHER ASSETS IN EXCESS OF LIABILITIES ................................................          1.7       4,077,177
                                                                                                          -----    ------------
            NET ASSETS ...........................................................................        100.0%   $235,158,759
                                                                                                          =====    ============

---------------
AMT     Alternative Minimum Tax.
COPs    Certificates of Participation.
ETM     Escrowed to maturity.
 +      Prerefunded to call date shown.
 *      Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,998,772 and the aggregate gross unrealized depreciation is $3,805,108, resulting in net unrealized depreciation of $1,806,336.

Bond Insurance:
---------------
AMBAC   AMBAC Assurance Corporation.
FGIC    Financial Guaranty Insurance Company.
 FSA    Financial Security Assurance Inc.
MBIA    Municipal Bond Investors Assurance Corporation.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter California Insured Municipal Income Trust Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (unaudited)



ASSETS:
Investments in securities, at value
  (identified cost $232,887,918) ............................................    $231,081,582
Cash ........................................................................          84,293
Interest receivable .........................................................       4,244,368
Prepaid expenses ............................................................          84,905
                                                                                 ------------
   TOTAL ASSETS  ............................................................     235,495,148
                                                                                 ------------
LIABILITIES:
Payable for:
   Dividends to preferred shareholders ......................................         142,979
   Investment management fee ................................................          68,512
   Shares of beneficial interest repurchased ................................          31,794
Accrued expenses ............................................................          93,104
                                                                                 ------------
   TOTAL LIABILITIES ........................................................         336,389
                                                                                 ------------
   NET ASSETS ...............................................................    $235,158,759
                                                                                 ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of
  non-participating $.01 par value, 1,300 shares outstanding) ...............    $ 65,000,000
                                                                                 ------------
Common shares of beneficial interest (unlimited shares authorized of $.01
  par value, 12,449,413 shares outstanding) .................................     175,992,742
Net unrealized depreciation  ................................................      (1,806,336)
Accumulated undistributed net investment income .............................       1,283,414
Accumulated net realized loss ...............................................      (5,311,061)
                                                                                 ------------
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS .............................     170,158,759
                                                                                 ------------
   TOTAL NET ASSETS .........................................................    $235,158,759
                                                                                 ============
NET ASSET VALUE PER COMMON SHARE
  ($170,158,759 divided by 12,449,413 common shares outstanding) ............          $13.67
                                                                                       ======



                       See Notes to Financial Statements

Morgan Stanley Dean Witter California Insured Municipal Income Trust Financial Statements, continued

STATEMENT OF OPERATIONS
For the six months ended April 30, 2000 (unaudited)



NET INVESTMENT INCOME:
INTEREST INCOME  ..............................    $6,559,786
                                                   ----------
EXPENSES
Investment management fee .....................       411,925
Auction commission fees .......................       109,092
Professional fees .............................        58,522
Transfer agent fees and expenses ..............        20,778
Auction agent fees ............................        16,132
Shareholder reports and notices ...............        12,744
Registration fees .............................        12,500
Trustees' fees and expenses ...................         8,270
Custodian fees ................................         6,696
Other .........................................        16,214
                                                   ----------
   TOTAL EXPENSES .............................       672,873
Less: expense offset ..........................        (6,667)
                                                   ----------
   NET EXPENSES ...............................       666,206
                                                   ----------
   NET INVESTMENT INCOME ......................     5,893,580
                                                   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss .............................       (11,643)
Net change in unrealized depreciation .........     1,863,959
                                                   ----------
   NET GAIN ...................................     1,852,316
                                                   ----------
NET INCREASE ..................................    $7,745,896
                                                   ==========



                       See Notes to Financial Statements

Morgan Stanley Dean Witter California Insured Municipal Income Trust Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                                  FOR THE SIX        FOR THE YEAR
                                                                 MONTHS ENDED           ENDED
                                                                APRIL 30, 2000     OCTOBER 31, 1999
                                                               ----------------   -----------------
                                                                  (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ......................................    $  5,893,580         $ 11,969,487
Net realized gain (loss) ...................................         (11,643)             600,307
Net change in unrealized appreciation/depreciation .........       1,863,959          (19,912,660)
                                                                ------------         ------------
   NET INCREASE (DECREASE) .................................       7,745,896           (7,342,866)
                                                                ------------         ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred ..................................................      (1,173,915)          (2,212,893)
Common .....................................................      (4,902,161)          (9,630,356)
                                                                ------------         ------------
   TOTAL DIVIDENDS .........................................      (6,076,076)         (11,843,249)
                                                                ------------         ------------
Decrease from transactions in common shares of
  beneficial interest ......................................      (2,976,382)          (1,637,331)
                                                                ------------         ------------
   NET DECREASE ............................................      (1,306,562)         (20,823,446)
NET ASSETS:
Beginning of period ........................................     236,465,321          257,288,767
                                                                ------------         ------------
   END OF PERIOD ...........................................
   (Including undistributed net investment income of
   $1,283,414 and $1,465,910, respectively) ................    $235,158,759         $236,465,321
                                                                ============         ============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter California Insured Municipal Income Trust Notes to Financial Statements April 30, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter California Insured Municipal Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on November 2, 1992 and commenced operations on February 26, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

Morgan Stanley Dean Witter California Insured Municipal Income Trust Notes to Financial Statements April 30, 2000 (unaudited) continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2000 aggregated $4,732,244 and $4,982,500, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2000, the Trust had transfer agent fees and expenses payable of approximately $1,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,539. At April 30, 2000, the Trust had an accrued pension liability of $38,529 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 4 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to

Morgan Stanley Dean Witter California Insured Municipal Income Trust Notes to Financial Statements April 30, 2000 (unaudited) continued

the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.



                         AMOUNT IN                     RESET          RANGE OF
 SERIES     SHARES*     THOUSANDS*       RATE*         DATE       DIVIDEND RATES**
--------   ---------   ------------   -----------   ----------   -----------------
    1        200        $10,000        3.652%        05/01/00      2.50% - 5.00%
    2        400         20,000         3.90         09/05/00          3.90
    3        500         25,000         3.50         07/10/00          3.50
    4        200         10,000         4.70         05/01/00      2.50  - 5.30

---------------
*     As of April 30, 2000.
**    For the six months ended April 30, 2000.

Subsequent to April 30, 2000 and up through June 2, 2000 the Trust paid dividends to Series 1 through 4 at rates ranging from 3.50% to 5.10% in the aggregate amount of $352,188.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                             CAPITAL
                                                                                                             PAID IN
                                                                                                            EXCESS OF
                                                                               SHARES       PAR VALUE       PAR VALUE
                                                                           -------------- -------------  ---------------
Balance, October 31, 1998 ...............................................    12,815,713     $128,157      $180,478,298
Treasury shares purchased and retired (weighted average discount 5.36%)*       (124,200)      (1,242)       (1,636,089)
                                                                             ----------     --------      ------------
Balance, October 31, 1999 ...............................................    12,691,513      126,915       178,842,209
Treasury shares purchased and retired (weighted average discount 9.07%)*       (242,100)      (2,421)       (2,973,961)
                                                                             ----------     --------      ------------
Balance, April 30, 2000 .................................................    12,449,413     $124,494      $175,868,248
                                                                             ==========     ========      ============

---------------
*     The Trustees have voted to retire the shares purchased.

Morgan Stanley Dean Witter California Insured Municipal Income Trust Notes to Financial Statements April 30, 2000 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Trust had a net capital loss carryover of approximately $5,300,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 in the following years:




      AMOUNT IN THOUSANDS
--------------------------------
    2002        2003       2004
-----------   --------   -------
  $3,083       $1,938     $279
  ======       ======     ====



7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 28, 2000, the Trust declared the following dividends from net investment income:



    AMOUNT           RECORD            PAYABLE
  PER SHARE           DATE              DATE
  ---------       ------------     ---------------
   $0.065          May 5, 2000       May 19, 2000
   $0.065         June 9, 2000      June 23, 2000

Morgan Stanley Dean Witter California Insured Municipal Income Trust Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:



                                                         FOR THE SIX                   FOR THE YEAR ENDED OCTOBER 31*
                                                        MONTHS ENDED     -----------------------------------------------------------
                                                       APRIL 30, 2000*       1999       1998        1997       1996        1995
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..................   $ 13.51          $15.00     $ 14.27      $ 13.55     $13.40     $11.29
                                                          -------          ------     -------      -------     ------     ------
Income (loss) from investment operations:
 Net investment income ................................      0.47            0.94        0.94         0.94       0.93       0.92
 Net realized and unrealized gain (loss) ..............      0.15           (1.52)       0.72         0.68       0.05       2.12
                                                          -------          ------     -------      -------     ------     ------
Total income (loss) from investment operations ........      0.62           (0.58)       1.66         1.62       0.98       3.04
                                                          -------          ------     -------      -------     ------     ------
Less dividends from:
 Net investment income ................................     (0.39)          (0.75)      (0.75)       (0.75)     (0.72)     (0.77)
 Common share equivalent of dividends paid to
  preferred shareholders ..............................     (0.09)          (0.17)      (0.19)       (0.18)     (0.17)     (0.18)
                                                          -------          ------     -------      -------     ------     ------
Total dividends .......................................     (0.48)          (0.92)      (0.94)       (0.93)     (0.89)     (0.95)
                                                          -------          ------     -------      -------     ------     ------
Anti-dilutive effect of acquiring treasury shares .....      0.02            0.01        0.01         0.03       0.06       0.02
                                                          -------          ------     -------      -------     ------     ------
Net asset value, end of period ........................   $ 13.67          $13.51     $ 15.00      $ 14.27     $13.55     $13.40
                                                          ========         ======     =======      =======     ======     ======
Market value, end of period ...........................   $12.563          $12.50     $14.438      $13.375     $12.00     $11.75
                                                          ========         ======     =======      =======     ======     ======
TOTAL RETURN + ........................................      3.67%(1)       (8.69)%     13.88%       18.22%      8.54%     12.93%
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:
Total expenses ........................................      0.79%(2)(3)     0.75%(3)    0.74%(3)     0.74%      0.76%      0.81%(3)
Net investment income before preferred stock
 dividends ............................................      6.92%(2)        6.41%       6.39%        6.85%      6.93%      7.39%
Preferred stock dividends .............................      1.38%(2)        1.18%       1.26%        1.29%      1.24%      1.44%
Net investment income available to common
 shareholders .........................................      5.54%(2)        5.23%       5.13%        5.56%      5.69%      5.95%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...............  $235,159        $236,465    $257,289     $249,126   $244,210   $249,232
Asset coverage on preferred shares at end of period ...       361%            363%        395%         382%       375%       383%
Portfolio turnover rate ...............................         2%(1)           5%          5%           4%         1%         1%


-------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter California Insured Municipal Income Trust Revised Investment Policy (unaudited)

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter California Insured Municipal Income Trust (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

                 (This page has been left blank intentionally.)

TRUSTEES
------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
------------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.


MORGAN STANLEY
DEAN WITTER
CALIFORNIA
INSURED
MUNICIPAL
INCOME TRUST


SEMIANNUAL REPORT
APRIL 30, 2000